                                                                   EXHIBIT 10.27

                     SECURED, NON-RECOURSE PROMISSORY NOTE
                     -------------------------------------

                                                      Phoenix, Arizona
                                                      Dated as of March 23, 2001

     FOR VALUE RECEIVED, the undersigned, Donald J. Anderson, an individual, (the "Borrower"), hereby promises to pay to the order of LESLIE'S POOLMART, INC. (the "Lender"), the principal sum of $225,000.00, (the "Loan") when fully due
      ------
and payable as specified below, with interest compounded annually at the applicable Federal Rate (as defined below).

     The Loan (together with all accrued interest at the Federal Rate) will be due and payable to Lender in full, on the earlier of: 1) date which is 7 years from the date hereof; or 2) the termination of Borrower's employment with Lender for any reason, other than a termination by the Company. Additionally, at any time that dividends or other cash distributions are made with respect to the Pledged Shares (as defined in and pursuant to that certain Pledge Agreement between Lender and Borrower, dated as of the date hereof, hereinafter, the "Pledge Agreement"), such amounts (less an amount sufficient to pay applicable taxes on the dividend or distribution) shall be due and payable hereunder, and applied directly against the amounts owed under the Loan. The Loan may be prepaid at any time without premium or penalty. For purposes of this Agreement, the term "applicable Federal Rate" will be the rate, determined by the Borrower prior to the first anniversary of this Note, that is at least equal to the minimum applicable federal rate applicable to the term of the Loan on the date so selected.

     All payments due hereunder shall be made to the Lender when fully due and payable at the principal place of business of the Lender, without any deduction whatsoever, including, without limitation, any deduction for any set-off, recoupment, counterclaim or taxes. The Borrower hereby waives diligence, presentment, demand, protest, notice of dishonor and all other demands and notices in connection with the execution, delivery, performance or enforcement of this Note.

     The Loan shall be secured only by Borrower's Pledged Shares. Except for Lender's remedies and rights set forth in the Pledge Agreement, neither Borrower nor its affiliates or representatives shall have any personal liability for the payment of any sum of money which is or may be payable under this Note.

     The Lender is authorized (but not obligated) to endorse on the Schedule hereto, or on a continuation thereof, each payment or prepayment with respect to the Loan.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. THE BORROWER AND, BY ACCEPTANCE HEREOF, THE LENDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS NOTE OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

---------------------------
Borrower

                                PLEDGE AGREEMENT
                                ----------------

     PLEDGE AGREEMENT (the "Pledge Agreement") dated as of March 23, 2001 between Donald J. Anderson, an individual ("Pledgor"), and LESLIE'S POOLMART,
                                            -------
INC. ("Pledgee").

                              W I T N E S S E T H:

     A. Pledgee and Pledgor have entered into that certain Note (the "Note") dated as of the date hereof, pursuant to which Pledgee has agreed, upon the terms and subject to the conditions thereof, to make a Loan in the principal amount of $225,000.00 (the "Loan") available to Pledgor.
                            ----

     B. Concurrently with the execution and delivery of this Pledge Agreement, Pledgor has agreed to use the proceeds of the Loan to purchase 25,000 shares of common stock of Leslie's Poolmart, Inc. (together with another 10,000 shares being purchased by Pledgor with his own funds, the "Pledged Shares") from Brian
P. McDermott, and Mr. McDermott has agreed to sell the Pledged Shares to Pledgor.

     C. Pledgor intends by the execution and delivery of this Pledge Agreement to secure to Pledgee the performance of the terms, covenants and agreements hereof and of the Note and each other document executed by Pledgor evidencing, securing, guaranteeing or otherwise relating to the Loan (the Note and such other documents, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Note").
 ----

     D. It is a condition to the making of the Loan that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement.

                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the foregoing, and in order to induce Pledgee to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Defined Terms.  The following terms shall have the following meanings
         -------------
(such meanings being equally applicable to both the singular and plural forms of the terms defined):

     "Default" means the occurrence of any event which, but for the giving of
      -------
notice or passage of time, or both, would be an Event of Default.

     "Event of Default" has the meaning provided in Section 8.
      ----------------                              ---------

     "Issuer" means Leslie's Poolmart, Inc., as the issuer of the Pledged
      ------
Shares.

     "Lien" means any lien, charge or other encumbrance, whether arising by
      ----
contract or by operation of law, or otherwise.

     "Proceeds" means all "proceeds," as such term is defined in the UCC and, to
      --------
the extent not included in such definition, all proceeds whether cash or noncash, movable or immovable, tangible or intangible, from the Pledged Collateral, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Pledged Collateral and all income, gain, credit, distributions and similar items from or with respect to the Pledged Collateral.

     "Secured Obligations" means the obligations of Pledgor under the Note,
      -------------------
including, without limitation, the obligations of Pledgor to repay principal of, and other amounts under or with respect to, the Loan.

     "Transfer" means any conveyance, transfer (including, without limitation,
      --------
any transfer of any direct or indirect legal or beneficial interest (including, without limitation, any profits interest in the Issuer)), sale, Lien, assignment, pledge, grant of a security interest or hypothecation, whether by law or otherwise, of, on or affecting the Pledged Collateral.

     "UCC" means the Uniform Commercial Code, as in effect from time to time in
      ---
any applicable jurisdiction.

     2.  Grant of Security Interest.  As security for the full and punctual
         --------------------------
payment and performance of the Secured Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), Pledgor hereby grants, pledges, hypothecates, transfers and assigns to Pledgee a first and continuing lien on and first priority security interest (the "Security Interest") in all
                                                   -----------------
right, title, claim and interest of Pledgor in and to the following, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located (the "Pledged Collateral"): (a) all rights, privileges, authority and
              ------------------
power arising from the Pledged Shares, (b) all rights, powers and remedies of Pledgor with respect to the Pledged Shares as a common stockholder of Issuer, including without limitation, Pledgor's rights to receive dividends or other cash or property distributions made with respect to the Pledged Shares and (c) all other payments, if any, due or to become due to Pledgor in respect of the Pledged Shares, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise and (e) all of Pledgor's claims, rights, powers, privileges, authority, options, security interests, Liens and remedies, if any, under or arising out of the ownership of the Pledged Shares. The Pledged Shares shall be evidenced by certificates in definitive form duly endorsed for transfer to, or accompanied by a separate irrevocable assignment duly executed in favor of Pledgee and delivered to Pledgee to hold for the term of this Agreement upon the date of execution hereof.

     3.  Representations and Warranties of Pledgor.  Pledgor hereby makes the
         -----------------------------------------
following representations and warranties:

          (A) Validity of Pledge Agreement.  This Pledge Agreement constitutes a
              ----------------------------
     legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms.

          (B) No Conflict.  Neither the execution or delivery of this Pledge
              -----------
     Agreement nor the consummation of the transactions contemplated hereby constitute a violation of, conflict with, or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Pledgor is a party or by which Pledgor is bound.

          (C) No Financing Statements.  There are no financing statements under
              -----------------------
     the UCC covering any or all of the Pledged Collateral, other than financing statements filed pursuant to this Pledge Agreement evidencing the Security Interest.

     4.  Covenants of Pledgor.  Pledgor hereby covenants to Pledgee:
         --------------------

          (A) No Transfer.  Except for the Transfer effected by this Pledge
              -----------
     Agreement and subsequent transfers to a Related Transferee (as defined in and permitted by the Issuer's Shareholders Agreement, dated as of June 11,
     1997), Pledgor will not Transfer any of the Pledged Collateral or any interest therein, or suffer or permit any of the foregoing to occur; provided, that any Related Transferee shall agree to be bound by the terms
     --------
     and provisions of this Pledge Agreement as if such Transferee were a Pledgor hereunder. Any Transfer made in violation of the foregoing provisions shall be void and of no force and effect.

          (B) Payment of Charges and Claims.  Pledgor agrees to pay prior to
              -----------------------------
     delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

          (D) Other Financing Statements.  Pledgor will not, without the prior
              --------------------------
     written consent of Pledgee, execute and there will not be on file in any public office, any enforceable financing statement or statements covering any or all of the Pledged Collateral, except financing statements filed or to be filed in favor of Pledgee as secured party while any Secured Obligations remain outstanding.

     5.  Distributions.
         -------------

     Pledgee shall be entitled to receive directly, and to apply in accordance with the provisions of the Note, any dividends or other cash distributions in respect of the Pledged Shares or any proceeds thereof given during the term of this Pledge Agreement, in such order and against such of the Secured Obligations (as defined below) as Pledgee may, in its sole and absolute discretion, determine; provided, that Pledgor shall be entitled to retain from any such
           --------
dividend or cash distribution an amount sufficient to pay applicable taxes on such dividend or distribution.

     6.  Rights, Powers and Remedies.
         ---------------------------

          (A) No Default or Event of Default.  So long as no Default or Event of
              ------------------------------
     Default shall exist, Pledgor shall be entitled to exercise any and all administrative and other consensual rights, powers and remedies pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Pledge Agreement and the Note.

          (B) Upon Occurrence of Default or Event of Default.  So long as a
              ----------------------------------------------
     Default or an Event of Default shall exist, any and all rights of Pledgor to exercise any and all voting, administrative and other consensual rights, powers and remedies pertaining to any Pledged Collateral shall cease without notice by or any other action of Pledgee, and Pledgee shall have the sole right and power to exercise any and all voting, administrative and other consensual rights, powers and remedies pertaining to any Pledged Collateral.

     7.  Irrevocable Proxy/Voting Rights.  Pledgor hereby irrevocably appoints
         -------------------------------
Pledgee as Pledgor's proxy holder with respect to the Pledged Shares with full power and authority to vote the Pledged Shares and otherwise act with respect to such Pledged Shares on behalf of Pledgor, provided that this proxy shall only be operative upon the occurrence of an Event of Default and/or so long as such Event of Default continues. This proxy shall be irrevocable for so long as any of the Secured Obligations remains in existence.

     8.  Events of Default.  The occurrence of the following event shall
         -----------------
constitute an "Event of Default" under this Pledge Agreement:

          (a) The failure of Pledgor to pay on the Loan when due and payable pursuant to the Note, if such failure has not been cured within 15 business days of written notice thereof given to Pledgor by Pledgee.

     9.  Remedies.  If an Event of Default shall exist:
         --------

          (A) Remedies with Respect to Pledged Collateral.  Pledgee, without
              -------------------------------------------
     obligation to resort to any other security, right or remedy granted under any other agreement or instrument, shall have the right to, in addition to all rights, powers and remedies of a secured party pursuant to the UCC and, in addition to any and all rights which Pledgee may have at law or in equity as to the Pledged Collateral, at any time and from time to time, (i) if applicable, cause any or all of the Pledged Shares to be registered in or transferred into the name of Pledgee or into the name of a nominee or nominees, or designee or designees, of Pledgee, and/or (ii) pursuant to
     Section 10, sell, resell, assign and deliver, in its sole discretion, any
     ----------
     or all of the Pledged Collateral or any other security for the Secured Obligations (whether in whole or in part and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit (by Pledgee only), and in connection therewith Pledgee may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any "securities" constituting any part of the Pledged Collateral are being purchased for investment only, Pledgor hereby waiving and releasing any and all rights of redemption. If all or any portion of the Pledged

     Collateral is sold by Pledgee upon credit (by Pledgee only), Pledgee shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Pledgee may resell such Pledged Collateral. It is expressly agreed that Pledgee may exercise its rights with respect to less than all of the Pledged Collateral, leaving unexercised its rights with respect to the remainder of the Pledged Collateral; provided, however, that such partial exercise shall in no way restrict or jeopardize Pledgee's right to exercise its rights with respect to all or any other portion of the remainder of the Pledged Collateral at a later time or times. Pledgee may exercise all of the rights and remedies of a secured party under the UCC as to the Pledged Collateral. The rights, powers and remedies of Pledgee under this Pledge Agreement shall be cumulative and not exclusive of any other right, power or remedy which Pledgee may have against Pledgor or existing at law or in equity or otherwise

          (B) Cure.  Without limiting any other provision of this Pledge
              ----
     Agreement, and without waiving or releasing Pledgor from any obligation or default hereunder, Pledgee shall have the right, but not the obligation, to perform any act or take any appropriate action, as it, in its reasonable judgment, may deem necessary to cure such Default or Event of Default or cause any term, covenant, condition or obligation required under this Pledge Agreement to be performed or observed by Pledgor to be promptly performed or observed on behalf of Pledgor or to protect the security of this Pledge Agreement. All reasonable amounts advanced by, or on behalf of, Pledgee in exercising its rights under this Section 9(B) (including,
                                                     ------------
     but not limited to, reasonable legal expenses and disbursements incurred in connection therewith) shall be payable by such Pledgor to Pledgee upon demand therefor and shall become Secured Obligations hereunder.

     10.  Sales of the Pledged Collateral.  No demand, advertisement or notice,
          -------------------------------
all of which are hereby expressly waived by Pledgor, shall be required in connection with any sale or other disposition of all or any part of the Pledged Collateral, except that Pledgee shall give Pledgor at least ten (10) days' prior written notice of the time and place of any public sale or of the time and the place at which any private sale or other disposition is to be made, which notice Pledgor hereby agrees is reasonable, all other demands, advertisements and notices being hereby waived. To the extent permitted by law, Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given, and Pledgee may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public or private sale of any portion of or all of the Pledged Collateral, unless prohibited by any applicable statute which cannot be waived, Pledgee (or its nominee or designee) may purchase any or all of the Pledged Collateral being sold, free and clear of and discharged from any trusts, claims, equity or right of redemption of Pledgor, all of which are hereby waived and released to the extent permitted by applicable law, and may make payment therefor by credit against any of the Secured Obligations in lieu of cash or any other obligations. In the case of any sale, public or private, of any portion of or all of the Pledged Collateral, Pledgor shall be responsible for the payment of all reasonable costs and expenses of every kind for the sale and delivery, including, without limitation, brokers' and reasonable attorneys' fees and disbursements and any tax imposed thereon. The proceeds of the sale of the Pledged

Collateral shall be available to cover such costs and expenses and, after deducting such costs and expenses from the proceeds of the sale, Pledgee shall first apply any residue to the payment of costs and expenses comprising Secured Obligations and shall apply any further residue to the payment of any outstanding principal amount with respect to the Secured Obligations until fully paid.

     11.  Receipt of Sale Proceeds.  Upon any sale of the Pledged Collateral, or
          ------------------------
any portion thereof, by Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

     12.  Modification, Waiver in Writing.  No modification, amendment,
          -------------------------------
extension, discharge, termination or waiver of any provision of this Pledge Agreement or any other Loan Document, or consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Pledgor shall entitle Pledgor to any other or future notice or demand in the same, similar or other circumstances.

     13.  Notices.  All notices and other communications given hereunder shall
          -------
be given in writing and shall be delivered via confirmed facsimile, overnight courier, by hand delivery or by certified mail, return receipt requested, to the appropriate party at the address set forth on the signature page of this Agreement (subject to change from time to time by written notice to all other parties to this Agreement). All communications shall be deemed served upon delivery of, or if mailed, upon the first to occur of receipt or the expiration of 3 business days after the deposit in the United States Postal Service mail, or, if transmitted via facsimile, upon electronic confirmation of receipt.

     14.  Pledgee Not Bound.  Pledgee shall not be obligated to perform or
          -----------------
discharge any obligation of Pledgor as a result of the collateral assignment hereby effected. The acceptance by Pledgee of this Pledge Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate Pledgee to appear in or defend any action or proceeding relating to the Pledged Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Pledged Collateral.

     15.  No Release, Etc.  The obligations of Pledgor under this Pledge
          ---------------
Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstances or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note or any other instrument or agreement referred to therein, or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Pledge Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Pledge Agreement or any other Loan Document; (c) any furnishing of any additional security to Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by Pledgee; or (d) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

     16.  Severability.  Wherever possible, each provision of this Pledge
          ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     17.  Further Assurances.  Pledgor agrees to do such further acts and things
          ------------------
and to execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee from time to time may reasonably require or deem reasonably advisable to carry into effect this Pledge Agreement or to further assure and confirm unto Pledgee the rights, powers and remedies intended to be granted hereunder or under any other Loan Document. Pledgor hereby agrees to sign and deliver to Pledgee financing statements, continuation statements and other documents, in form acceptable to Pledgee, as Pledgee may from time to time reasonably request or as are reasonably necessary in the opinion of Pledgee to establish and maintain a valid and perfected Security Interest in the Pledged Collateral and to pay any filing fees and taxes related thereto. Pledgor also authorizes Pledgee, to the extent permitted by applicable law, to file such financing statements and amendments thereto relating to all or any part of the Pledged Collateral without the signature of Pledgor and further authorizes Pledgee, to the extent permitted by applicable law, to file a photographic or other reproduction of this Pledge Agreement or of a financing statement in lieu of a financing statement.

     18.  Headings.  The Article and Section headings in this Pledge Agreement
          --------
are included herein for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose.

     19.  Waiver of Defenses.  To the fullest extent permitted by applicable
          ------------------
law, Pledgor waives any defense arising by reason of any disability or other defense of Pledgor by reason of the cessation from any cause whatsoever of the liability of Pledgor or the Issuer. To the fullest extent permitted by applicable law, Pledgor waives any set-off, defense or counterclaim which Pledgor may have or claim to have against Pledgee.

     20.  Waiver of Marshaling of Assets Defense.  To the fullest extent that
          --------------------------------------
Pledgor may legally do so, Pledgor waives all rights to a marshaling of the assets of Pledgor as to the Pledged Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshaling of assets, the sale in inverse order of alienation, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Pledgee under the Note to a sale of the Pledged Collateral for the collection of the Secured Obligations without any prior or different resort for collection, or the right of Pledgee to the payment of such obligations and liabilities in preference to every other claimant whatsoever.

     21.  Counterparts.  This Pledge Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     22.  Governing Law.
          -------------

          (A) THIS PLEDGE AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS PLEDGE AGREEMENT AND THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN DELAWARE AND PLEDGOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

     23.  TRIAL BY JURY.  PLEDGOR AND PLEDGEE, TO THE FULLEST EXTENT THAT THEY
          -------------
MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS PLEDGE AGREEMENT OR THE NOTE.

     24.  Non-Recourse Obligation.  Notwithstanding anything to the contrary
          -----------------------
contained herein, Pledgee shall look solely to the Pledged Collateral for satisfaction of Pledgor's obligations under the Note and any other sums due hereunder, and neither Pledgor nor his affiliates or representatives shall have any personal liability hereunder.

     Pledgor hereby acknowledges that he has had the opportunity to consult with counsel before executing this Pledge Agreement.

     IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed and delivered on the date first set forth above.

                              PLEDGOR:




                               _____________________________________
                               Donald J. Anderson
                               Address:




                              PLEDGEE:

                              LESLIE'S POOLMART, INC.



                              By:
                                 ------------------------------------
                                 Lawrence H. Hayward, President and Chief
                                 Executive Officer